SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 19, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation
________________________________________________________________________________


        Delaware                                         52-1972128
________________________________________________________________________________
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
________________________________________________________________________________
Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
________________________________________________________________________________
               Registrant's Telephone Number, including area code



________________________________________________________________________________
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Salomon Brothers Inc, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------------                              -----------
      (99)                                     Computational Materials
                                               prepared by Salomon Brothers Inc
                                               in connection with Norwest Asset
                                               Securities Corporation, Mortgage
                                               Pass-Through Certificates,
                                               Series 1997-20

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


November 19, 1997

                                             By:   /s/ B. David Bialzak
                                                   ____________________
                                                   B. David Bialzak
                                                   Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

   (99)               Computational Materials                           P
                      prepared by Salomon Brothers Inc
                      in connection with Norwest Asset Securities
                      Corporation, Mortgage Pass-Through
                      Certificates, Series 1997-20